Exhibit 1

KPMG LLP Suite 1500 550 South Hope Street Los Angeles, CA 90071-2629

Independent Accountants’ Report on Applying Agreed-Upon Procedures

GreatAmerica Financial Services Corporation (the “Company”)

Wells Fargo Securities, LLC

BofA Securities, Inc.

BMO Capital Markets Corp.

SunTrust Robinson Humphrey, Inc.

(together, the “Specified Parties”)

Re:	GreatAmerica Leasing Receivables Funding, L.L.C., Series 2020-1 - Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “2019.12.31 GALRF 2020-1 Pool Cut_Sent.xlsx,” provided by the Company on January 7, 2020, containing certain information related to 48,605 commercial finance contracts as of December 31, 2019, adjusted to exclude 235 contracts that contained a value of “10001” in the “ProgramTypeID” field (the “Data File”). The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “Contract File Documents” means information contained in the Company’s onBase and InfoLease electronic records systems.

A.

We randomly selected 150 commercial finance contracts from the Data File as instructed by the Company and listed in Exhibit A attached hereto (the “Selected Contracts”). For purposes of this procedure, the Company did not inform us as to the basis for how they determined the number of commercial finance contracts we were instructed to randomly select from the Data File.

B.

For each of the Selected Contracts, we compared the attributes listed in the table below to the corresponding information appearing on or derived from the applicable Contract File Documents. The Specified Parties indicated that the absence of any of the Contract File Documents noted below or the inability to agree the indicated information from the Data File to the Contract File Documents, utilizing instructions provided by the Company (as applicable) as indicated below, for each of the attributes identified constituted an exception. The Contract File Documents/Instructions are listed in the order of priority until the attribute was agreed.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with

KPMG International Cooperative (“KPMG International”), a Swiss entity.

Attribute	Contract File Document(s)/ Instructions

Contract Number	onBase electronic records system.

Obligor Name	“Agreement,” “Amendment,” “Supplement to Agreement,” or “Approval Letter” within the onBase electronic records system, or “Customer Address” screen within the InfoLease electronic records system.

Obligor State	“Agreement,” “Supplement to Agreement,” or “Assignment Letter” within the onBase electronic records system, or Customer Address” screen within the InfoLease electronic records system.

Scheduled Payment	“Agreement,” “Supplement to Agreement,” “Booking Sheet,” or “Rebook General Docs” within the onBase electronic records system, and instructions provided by the Company described below.

Original Term to Maturity (Recomputed Original Term to Maturity)	“Agreement” or “Supplement to Agreement” within the onBase electronic records system, or “Internal Codes” screens within the InfoLease electronic records systems, and instructions provided by the Company described below.

Security Deposit	“Agreement” or “Supplement to Agreement” within the onBase electronic records system, and instructions provided by the Company described below.

Payment Frequency	“Agreement” or “Supplement to Agreement” within the onBase electronic records system.

Equipment Cost	“Booking Sheet” or “Rebook General Docs” within the onBase electronic records system, and instructions provided by the Company described below.

First Payment Date (month and year)	“Contract Invoicing Data” screen within the InfoLease electronic records system.

Termination Date (month and year)	“Contract Data” screen within the InfoLease electronic records system.

Booked Residual Value	“Contract Data” screen within the InfoLease electronic records system.

For purposes of comparing Scheduled Payment, we were instructed by the Company to compare the Scheduled Payment in the Data File to the “Agreement,” “Supplement to Agreement,” “Booking Sheet,” or “Rebook General Docs” within the onBase electronic records system. For Selected Contract #136, we were informed by the Company that it is an annual payment due contract. The last scheduled payment was paid in December 2019, and the next scheduled payment is due in December 2020. As such, the Company did not open an invoice for this Selected Contract within the onBase electronic records system as of December 31, 2019, which resulted in an amount of $0 for Scheduled Payment in the Data File. This was not considered an exception.

For purposes of comparing Original Term to Maturity for monthly payment contracts, we were instructed by the Company to recompute the Original Term to Maturity (“Recomputed Original Term to Maturity”) by adding two months to the original term contained in the “Agreement” or “Supplement to Agreement” within the onBase electronic records system if the “Internal Codes” screen within the InfoLease electronic records system indicated a 90-day deferral for the term of the contract, or by adding one month to the original term if the “Internal Codes” screen indicated a 60-day deferral for the term of the contract.

For purposes of comparing Security Deposit, we were informed by the Company that if there was no Security Deposit related information contained in the “Agreement” or “Supplement to Agreement” within the onBase electronic records system, and as such, the value of the Security Deposit was equal to zero.

For purposes of comparing Equipment Cost, we were instructed by the Company to compare the Equipment Cost in the Data File to the Equipment Cost subtracting the discount, if any, in the “Booking Sheet” or to the new Equipment Cost in the “Rebook General Docs” within the onBase electronic records system.

The information regarding the Selected Contracts was found to be in agreement with the respective information contained in the Contract File Documents. There were no conclusions that resulted from these procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures performed were applied based on the information indicated in the Data File, the Contract File Documents, and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the commercial finance contracts, (ii) the reliability or accuracy of the Contract File Documents, which were used in our procedures, or (iii) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the commercial finance contracts to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such commercial finance contract being securitized, (iii) the compliance of the originator of the commercial finance contracts with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the commercial finance contracts that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NSRSO’s, who are not identified in this report as Specified Parties, but who may have access to this report as required by law or regulation.

/s/ KPMG LLP

Los Angeles, CA
January 22, 2020

Exhibit A

The Selected Contracts

Selected Contract #	Selected Contract Unique ID	Selected Contract #	Selected Contract Unique ID	Selected Contract #	Selected Contract Unique ID
1	20201001	51	20201051	101	20201101
2	20201002	52	20201052	102	20201102
3	20201003	53	20201053	103	20201103
4	20201004	54	20201054	104	20201104
5	20201005	55	20201055	105	20201105
6	20201006	56	20201056	106	20201106
7	20201007	57	20201057	107	20201107
8	20201008	58	20201058	108	20201108
9	20201009	59	20201059	109	20201109
10	20201010	60	20201060	110	20201110
11	20201011	61	20201061	111	20201111
12	20201012	62	20201062	112	20201112
13	20201013	63	20201063	113	20201113
14	20201014	64	20201064	114	20201114
15	20201015	65	20201065	115	20201115
16	20201016	66	20201066	116	20201116
17	20201017	67	20201067	117	20201117
18	20201018	68	20201068	118	20201118
19	20201019	69	20201069	119	20201119
20	20201020	70	20201070	120	20201120
21	20201021	71	20201071	121	20201121
22	20201022	72	20201072	122	20201122
23	20201023	73	20201073	123	20201123
24	20201024	74	20201074	124	20201124
25	20201025	75	20201075	125	20201125
26	20201026	76	20201076	126	20201126
27	20201027	77	20201077	127	20201127
28	20201028	78	20201078	128	20201128
29	20201029	79	20201079	129	20201129
30	20201030	80	20201080	130	20201130
31	20201031	81	20201081	131	20201131
32	20201032	82	20201082	132	20201132
33	20201033	83	20201083	133	20201133
34	20201034	84	20201084	134	20201134
35	20201035	85	20201085	135	20201135
36	20201036	86	20201086	136	20201136
37	20201037	87	20201087	137	20201137
38	20201038	88	20201088	138	20201138
39	20201039	89	20201089	139	20201139
40	20201040	90	20201090	140	20201140
41	20201041	91	20201091	141	20201141
42	20201042	92	20201092	142	20201142
43	20201043	93	20201093	143	20201143
44	20201044	94	20201094	144	20201144
45	20201045	95	20201095	145	20201145
46	20201046	96	20201096	146	20201146
47	20201047	97	20201097	147	20201147
48	20201048	98	20201098	148	20201148
49	20201049	99	20201099	149	20201149
50	20201050	100	20201100	150	20201150

(*)	The Selected Contract Unique ID Numbers referred to in this exhibit are not the actual Customer Contract Numbers.